UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

WEREWOLF THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40366	82-3523180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Talcott Ave, 2nd Floor
Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 952-0555

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOWL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.	Regulation FD Disclosure.

On June 25, 2024, Werewolf Therapeutics, Inc. (the “Company”) issued a press release announcing initial results from the Company’s Phase 1 clinical trial evaluating WTX-330, its conditionally activated interleukin-12 (“IL-12”) INDUKINE™ molecule. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Initial Safety and Efficacy Data from Phase 1 Clinical Trial of WTX-330

On June 25, 2024, the Company announced initial results from the Phase 1 clinical trial evaluating WTX-330 as monotherapy in patients with advanced or metastatic solid tumors or non-Hodgkin lymphoma.

As of the cutoff date of June 12, 2024, the study had dosed eleven patients in dose escalation with solid tumors relapsed or refractory to all standard of care therapies with at least one dose of WTX-330 across three dose escalation cohorts, 0.016 mg/kg (n=3), 0.024 mg/kg (n=3), or 0.032 mg/kg (n=5) and two patients in dose expansion at 0.024 mg/kg.

Preliminary results as of the cutoff date showed:

•

Compared to previous IL-12 therapeutic strategies (recombinant human IL-12 at 500 ng/kg (maximum tolerated dose)), at the 0.024 mg/kg dose, WTX-330 demonstrated an approximately 23-fold higher systemic drug concentration of IL-12 prodrug delivered to patients in the outpatient setting, with low free IL-12 levels across all dose levels (<1.6% of prodrug exposure).

•

One patient with metastatic melanoma who had previously progressed on adjuvant pembrolizumab was treated with 0.024 mg/kg WTX-330 administered intravenously once every two weeks and achieved an unconfirmed partial response by Response Evaluation Criteria in Solid Tumors (“RECIST”) after eight weeks with no evidence of disease on biopsy and marked decreased uptake on positron emission tomography imaging. A confirmatory scan for this patient is pending. Two additional patients with microsatellite stable (“MSS”) colorectal cancer (“CRC”) were treated with 0.032 mg/kg WTX-330 administered intravenously once every two weeks and achieved RECIST stable disease, one for 24 weeks with evidence of tumor biomarker activity.

•

Evidence of increased antitumor CD8+ T and natural killer cell expansion and activation in on-treatment tumor biopsies and/or upregulation of tumor immune gene signatures were observed in the two MSS CRC patients with stable disease.

•

All patients exhibited mild to moderate treatment-related toxicities (fever, chills, cytopenias) primarily associated with the first dose, with no Grade 4 or Grade 5 related adverse events. These were correlated with dose-dependent increases in peripheral IFNg and IP-10. Two patients experienced reversible dose-limiting toxicities (Grade 3 mucositis, Grade 3 aspartate aminotransferase increase) at the 0.032 mg/kg dose level, including the MSS CRC patient with prolonged stable disease who remained on therapy for over 6 months after resolution of the mucositis. A maximum tolerated dose has not been established.

•

The Company has opened two expansion arms evaluating 0.024 mg/kg of WTX-330. Eligible patients include those with immune checkpoint inhibitor (“ICI”)-sensitive solid tumors who demonstrate primary or secondary resistance to immunotherapy and patients with solid tumors or lymphoma for whom ICI blockade is not approved or indicated. Two patients have been enrolled into the expansion arms to date and have received at least one dose of WTX-330.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 25, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to substantial risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding the Company’s strategy, future operations, prospects, plans, objectives of management, the expected timeline regarding the clinical development of product candidates, including the announcement of data, the potential activity and efficacy of product candidates in preclinical studies and clinical trials, and the timing and outcome of planned meetings with regulatory authorities. The words “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “continue,” “could,” “design,” “designed to,” “engineered,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “promise,” “should,” “target,” “will,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the development of product candidates, including the conduct of research activities, the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company’s ability to submit and obtain regulatory approval for investigational new drug applications; whether results from preclinical studies will be predictive of the results of later preclinical studies and clinical trials; whether interim or preliminary data from a clinical trial will be predictive of the results of the trial and future clinical trials; the Company’s ability to obtain sufficient cash resources to fund the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the “Risk Factors” section of the Company’s most recent Form 10-Q filed with the Securities and Exchange Commission (“SEC”), and in subsequent filings the Company may make with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEREWOLF THERAPEUTICS, INC.

By:

Date: June 25, 2024	/s/ Timothy W. Trost
Timothy W. Trost
Chief Financial Officer and Treasurer